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                                                               Exhibit 10.8

                             SERVICE AGREEMENT
            (For use by Broker-Dealers and Other Professionals)



Dreyfus Service Corporation
144 Glenn Curtiss Boulevard
Uniondale, New York 11556

Gentlemen:

We wish to enter into an Agreement with you for servicing shareholders of, and administering shareholder accounts in, certain mutual fund(s) managed, advised or administered by The Dreyfus Corporation or its subsidiaries or affiliates (hereinafter referred to individually as the "Fund" and collectively as the "Funds"). You are the principal underwriter as defined in the Investment Company Act of 1940, as amended (the "Act"), and the exclusive agent for the continuous distribution of shares of the Funds.

The terms and conditions of this Agreement are as follows:

1. We agree to provide shareholder and administrative services for our clients who own shares of the Funds ("clients"), which services may include, without limitation: answering client inquiries about the Funds; assisting clients in changing dividend options, account designations and addresses; performing sub-accounting; establishing and maintaining shareholder accounts and records; processing purchase and redemption transactions; investing client account cash balances automatically in shares of one or more of the Funds; providing periodic statements and/or reports showing a client's account balance and integrating such statements with those of other transactions and balances in the client's other accounts serviced by us; arranging for bank wires; and providing such other information and services as you reasonably may request, to the extent we are permitted by applicable statute, rule or regulation. We represent and warrant to, and agree with you, that (a) the compensation payable to us hereunder, together with any other compensation payable to us by clients in connection with the investment of their assets in shares of the Funds, will be properly disclosed by us to our clients; and (b) we have taken appropriate verification measures to ensure transactions are in compliance with all applicable laws and regulations concerning foreign exchange controls and money laundering.

2. We shall provide such office space and equipment, telephone facilities and personnel (which may be all or any part of the space, equipment and facilities currently used in our business, or all or any personnel employed by us) as is necessary or beneficial for providing information and services to each Fund's shareholders, and to assist you in servicing accounts of clients. We shall transmit promptly to clients all communications sent to us for transmittal to clients by or on behalf of you, any Fund, or any Fund's investment adviser, custodian or transfer or dividend disbursing agent.

3. We agree that neither we nor any of our employees or agents are authorized to make any representation concerning shares of any Fund, except those contained in the then current Prospectus for such Fund, copies of which will be supplied by you to us in reasonable quantities upon request. We shall have no authority to act as agent for the Funds or for you.

4. You reserve the right, at your discretion and without notice, to suspend the sale of shares or withdraw the sale of shares of any or all of the Funds.

5. We acknowledge that this Agreement shall become effective for a Fund only when approved by vote of a majority of (i) the Fund's Board of Directors or Trustees or Managing General Partners, as the case may be (collectively "Directors," individually "Director"), and (ii) Directors who are not "interested persons" (as defined in the Act) of the Fund and have no direct or indirect financial interest in this Agreement, cast in person at a meeting called for the purpose of voting on such approval.

6. This Agreement shall continue until the last day of the calendar year next following the date of execution, and thereafter shall continue automatically for successive annual periods ending on the last day of each calendar year. For all Funds as to which Board approval of this Agreement is required, such continuance must be approved specifically at least annually by a vote of a majority of (i) the Fund's Board of Directors and (ii) Directors who are not "interested persons" (as defined in the Act) of the Fund and have no direct or indirect financial interest in this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. For any Fund as to which Board approval of this Agreement is required, this Agreement is terminable without penalty, at any time, by a majority of the Fund's Directors who are not "interested persons" (as defined in the Act) and have no direct or indirect financial interest in this Agreement or, upon not more than 60 days' written notice, by vote of holders of a majority of the Fund's shares. As to all Funds, this Agreement is terminable without penalty upon 15 days' notice by either party. In addition, you may terminate this Agreement as to any or all Funds immediately, without penalty, if the present investment adviser of such Fund(s) ceases to serve the Fund(s) in such capacity, or if you cease to act as distributor of such Fund(s). Notwithstanding anything contained herein, if we fail to perform the shareholder servicing and administrative functions contemplated herein by you as to any or all of the Funds, this Agreement shall be terminable effective upon receipt of notice thereof by us. This Agreement also shall terminate automatically in the event of its assignment (as defined in the Act).

7. In consideration of the services and facilities described herein, we shall be entitled to receive from you, and you agree to pay to us, the fees described as payable to us in each Fund's Service Plan adopted pursuant to Rule 12b-1 under the Act, and Prospectus and related Statement of Additional Information. We understand that any payments pursuant to this Agreement shall be paid only so long as this Agreement and such Plan are in effect. We agree that no Director, officer or shareholder of the Fund shall be liable individually for the performance of the obligations hereunder or for any such payments.

8. We agree to provide to you and each applicable Fund such information relating to our services hereunder as may be required to be maintained by you and/or such Fund under applicable federal or state laws, and the rules, regulations, requirements or conditions of applicable regulatory and self-regulatory agencies or authorities.

9. This Agreement shall not constitute either party the legal representative of the other, nor shall either party have the right or authority to assume, create or incur any liability or any obligation of any kind, express or implied, against or in the name of or on behalf of the other party.

10. All notices required or permitted to be given pursuant to this Agreement shall be given in writing and delivered by personal delivery or by postage prepaid, registered or certified United States first class mail, return receipt requested, or by telecopier, telex, telegram or similar means of same day delivery (with a confirming copy by mail as provided herein). Unless otherwise notified in writing, all notices to you shall be given or sent to you at the address above,
     Attention: Director of Institutional Services (with a copy to 200 Park Avenue, Attention: General Counsel), and all notices to us shall be given or sent to us at our address furnished below.

11. This Agreement shall be construed in accordance with the internal laws of the State of New York, without giving effect to principles of conflict of laws.

Very truly yours,


CBNY Investment Services Corp.
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Service Agent Name (Please Print or Type)

320 Park Avenue, 21st Floor
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Street Address

New York                                  NY                 10022
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City                                      State             Zip Code


By:  /s/ Jose Aparecido Paulucci                       5/15/01
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     Authorized Signature                              Date


NOTE: Please sign and return both copies of this Agreement to Dreyfus Service Corporation. Upon acceptance, one countersigned copy will be returned to you for your files.

Accepted:

DREYFUS SERVICE CORPORATION

By: /s/ Matthew Perrone                                5/21/01
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    Authorized Signature                                Date